EXHIBIT 10u4

         Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10ul, 10u2 and 10u3, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1994
         --------------------------------------------------------



                                   Name
                                   ----

                              John T. Ludes
                              Robert L. Plancher
                              Robert J. Rukeyser
                              Steven C. Mendenhall
                              Dudley L. Bauerlein, Jr.